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                                                                    Exhibit 10.4


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE ACT. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER OF THESE SECURITIES, TO THE EFFECT THAT SUCH A REGISTRATION STATEMENT IS UNNECESSARY IN RESPECT OF A PARTICULAR SALE, OFFER, PLEDGE, HYPOTHECATION OR OTHER TRANSFER.

                                 PROMISSORY NOTE

$_________________________
(Original Principal Amount)                                    February 13, 2006

     FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, the undersigned, DATATRAK INTERNATIONAL, INC., an Ohio corporation ("Maker"), hereby promises to pay to ________________, an individual ("Payee"), the principal sum of ___________________ Dollars ($___________), together with interest at the Applicable Rate, as defined herein below.

     Until the principal amount of this Note shall have been paid in full, the "Applicable Rate" shall mean the per annum rate of interest designated by KeyBank, or its successor from time to time, as its base lending rate, whether or not such rate is publicly announced, plus one percent (1%) per annum. The Applicable Rate will automatically and immediately change from time to time effective as of the effective date of changes in the base lending rate of the institution described above. Interest shall be computed hereunder on the basis of a 365/366-day year for actual days elapsed. Interest accrued hereunder shall be payable on February 1, May 1, August 1, and November 1 of each year beginning May 1, 2006, until the principal amount of this Note shall have been paid in full.

     Notwithstanding the foregoing, upon the occurrence of an Event of Default with respect to this Note, and while such Event of Default continues to exist, Maker shall pay interest on the outstanding principal hereof, at the Applicable Rate plus two percent (2%) per annum.

     This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Agreement and Plan of Merger, dated as of even date herewith, by and among Maker, Payee, CF Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Maker, ClickFind, Inc., a Texas corporation, et. al. (the "Agreement") and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

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1.   PAYMENTS

     1.1  PRINCIPAL AND INTEREST

          The principal amount of this Note shall be payable in annual installments of $500,000, $500,000 and $3,000,000 on February 1, 2007, February 1, 2008, and February 1, 2009, respectively (each such date a "Payment Date", with the last such date being the "Due Date"). Interest accrued hereunder shall be payable on each Payment Date, until the principal amount of this Note shall have been paid in full. Notwithstanding the foregoing, the entire remaining principal amount, together with accrued and unpaid interest, shall be payable in full upon the occurrence of a Change of Control. For purposes of this Note, the term "Change of Control" means the occurrence of any of the following: (a) the sale, lease, transfer, conveyance or other disposition other than by way of merger or consolidation, in one or a series of related transactions, of all or substantially all of the assets of the Maker and its subsidiaries, taken as a whole, to any "person" or "group" (as such terms are used in Section 13(d) of the Exchange Act); (b) the adoption of a plan for the liquidation or dissolution of the Maker; (c) the consummation of any transaction, including, without limitation, any merger or consolidation the result of which is that any "person" or "group" (as those terms are used in Section 13(d) of the Exchange Act) becomes the "beneficial owner" (as that term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly through one or more intermediaries, of 50% or more of the voting power of the outstanding voting stock of Maker; or (d) the first day on which Continuing Directors shall cease to constitute for any reason at least a majority of the board of directors of Maker. "Continuing Director" means any member of the board of directors of Maker who (i) was a member of the board of directors of Maker on February 13, 2006 or
(ii) was elected, or nominated to succeed a Continuing Director, by a majority of the Continuing Directors (or a majority of the Continuing Directors serving on the relevant Nominating Committee) then on the board of directors of Maker.

     1.2  MANNER OF PAYMENT

          All payments of principal and interest on this Note shall be made by check or by wire transfer of immediately available funds payable to Payee. If the Due Date falls on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Ohio.

     1.3  PREPAYMENT

          Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.


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     1.4  RIGHT OF SETOFF

          In addition to any other rights and remedies available at law or in equity, Maker shall have the right to withhold and setoff against amounts owing hereunder or evidenced hereby (including principal, interest, expenses, costs and all other amounts evidenced hereby, as elected by Maker at its option), the amount of any claim for indemnification or payment of damages which Maker has asserted under the Agreement, as provided in Section 8.6 thereof. Notwithstanding anything else contained herein, any setoff made by Maker pursuant to the terms of this Section 1.4 shall not constitute an Event of Default. Maker shall notify Payee promptly upon each exercise by Maker of its right of setoff hereunder, specifying in each case the extent to which such setoff shall be applied to principal, interest, or other amounts owing under this Note. From and after the effective date of any setoff that applies to principal hereunder, the principal amount of this Note shall be automatically reduced by the amount of such setoff, and interest shall henceforth be calculated on such reduced principal amount. If there is a dispute between the Maker and other applicable parties to the Agreement with respect to whether or not the Maker is entitled to damages for any such indemnification claim forming the basis for a setoff hereunder, and it is finally determined (or the Maker agrees in writing) that the Maker was not entitled to all or any portion of such indemnification under the Agreement, then the Maker shall be obligated to pay, and the Payee shall be entitled to collect, such finally determined or agreed amount, together with such interest as would have accrued on such amount (or portion thereof), had the right of setoff not been exercised with respect thereto.

2.   DEFAULTS

     2.1  EVENTS OF DEFAULT

          The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

          (a) If Maker shall fail to pay when due (including by reason of a Change of Control) any payment of principal or interest on this Note and such failure continues for fifteen (15) days after Payee notifies Maker thereof in writing, provided, however, that the exercise by Maker in good faith of its right of setoff pursuant to Section 1.4 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default;

          (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due; and

          (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 180 days.


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     2.2  NOTICE BY MAKER

          Maker shall notify Payee in writing within ten (10) days after the occurrence of any Event of Default of which Maker acquires knowledge.

     2.3  REMEDIES

          Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may at its option,
(i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Upon receipt of any notice specified in clause (i) above, then Maker will pay, upon demand of Payee, the whole amount then due and payable on this Note for principal, interest and such other amounts due under this Note, with interest upon any overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, if any, at the rate or rates borne by or provided for in this Note, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection.

3.   MISCELLANEOUS

     3.1  WAIVER

          The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and
(c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

     3.2  NOTICES

          Any notice required or permitted to be given hereunder shall be given in accordance with Section 9.1 of the Agreement.

     3.3  SEVERABILITY

          If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any


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provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     3.4  GOVERNING LAW

          This Note will be governed by and construed under the laws of the State of Ohio without regard to conflicts-of-laws principles that would require the application of any other law. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Note shall be brought against any of the parties in the courts of the State of Ohio, County of Cuyahoga, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Ohio, and each of the Maker and the Payee consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     3.5  PARTIES IN INTEREST

          This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker. Subject to the preceding sentence, this Note will be binding in all respects upon Maker and inure to the benefit of Payee and its successors and assigns.

     3.6  SECTION HEADINGS; CONSTRUCTION

          The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof' and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof, the words "including" or "includes" do limit the preceding words or terms and the word "or" is used in the inclusive sense.

     3.7  USURY SAVINGS

          All agreements between the Maker and the Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall be in excess of the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Payee shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any


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other indebtedness of the Maker to the Payee relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of the Maker to the Payee, under any specific contingency, exceeds the highest lawful rate, the Maker and the Payee shall, to the maximum extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(ii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof and/or (iii) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this Section 3.7 shall control and supersede every other conflicting provision of all agreements between the Maker and the Payee.

                           (SIGNATURE PAGE TO FOLLOW)


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     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                        MAKER

                                        DATATRAK INTERNATIONAL, INC.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


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